GMO TRUST

GMO Alternative Allocation Fund

Supplement dated January 22, 2024 to the

Summary Prospectus, dated June 30, 2023

Effective March 31, 2024, the section appearing on page 5 of the Summary Prospectus captioned “Management of the Fund” is replaced in its entirety with the following:

Management of the Fund

Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC

Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:

Investment Team	Senior Member (Length of Service with Fund)	Title
Asset Allocation	Ben Inker (since the Fund’s inception in 2019)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	John Thorndike (since October 2021)	Co-Head, Asset Allocation Team, GMO.
Asset Allocation	B.J. Brannan (since the Fund’s inception in 2019)	Portfolio Manager, Asset Allocation Team, GMO.